UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 De Guigne Drive

Sunnyvale, California 94085

(Address of principal executive offices) (Zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2010, September 16, 2010, September 28, 2010 and September 30, 2011, TeleNav, Inc. (the “Company”) entered into a Tenth Amendment (the “Tenth Amendment”), Eleventh Amendment (the “Eleventh Amendment”), Twelfth Amendment (the “Twelfth Amendment”) and Fourteenth Amendment (the “Fourteenth Amendment”), respectively, to the Data License Agreement, dated as of December 1, 2002, by and between TeleNav, Inc., NAVTEQ North America, LLC (“NAVTEQ N.A.”) and NAVTEQ Europe B.V. (“NAVTEQ Europe” and together with NAVTEQ N.A., “NAVTEQ”). Additionally, on December 1, 2011, the Company entered into a Territory License No. 8 (the “Territory License”) with NAVTEQ N.A. and NAVTEQ Europe, which was amended on February 7, 2010, pursuant to a First Amendment (the “TL Amendment”) to Territory License No. 8.

Amendments to Data License Agreement

On June 1, 2010, the Company and NAVTEQ entered into the Tenth Amendment to make certain defined terms consistent across the Data License Agreement and certain territory licenses issued thereunder.

On September 16, 2010, the Company and NAVTEQ entered into the Eleventh Amendment to clarify certain payment arrangements and to change the pricing of license fees of certain products.

On September 28, 2010, the Company and NAVTEQ entered into the Twelfth Amendment to include certain NAVTEQ map content provided to the Company under the Data License Agreement, and to change the pricing of certain data provided to the Company by NAVTEQ.

On September 30, 2011, the Company and NAVTEQ entered into the Fourteenth Amendment to license certain NAVTEQ map content and data to the Company, and to provide the Company with certain other rights with respect to such content and data.

Territory License No. 8 and TL Amendment

On December 1, 2011, the Company and NAVTEQ entered into Territory License No. 8 to provide for the Company’s license of certain NAVTEQ map data, and the terms on which the Company provides such map data to the Company’s end users. Territory License No. 8 has a term of fifteen years, which can be extended under certain circumstances, and provides that the Company shall pay NAVTEQ a fee for each copy of NAVTEQ map data the Company delivers to its end users. On February 7, 2012, the TL Amendment modified Territory License No. 8 to provide for an additional pricing structure to be used in certain circumstances.

The foregoing summary of the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Fourteenth Amendment, Territory License No. 8 and the TL Amendment are qualified in their entirety by reference to the full text of such agreements referenced as Exhibit 10.16.13, Exhibit 10.16.14, Exhibit 10.16.15, Exhibit 10.16.16, Exhibit 10.16.17 and Exhibit 10.16.18 hereto, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.16.13*	Tenth Amendment dated June 1, 2010 to the Data License Agreement, dated as of December 1, 2002, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.14*	Eleventh Amendment dated September 16, 2010 to the Data License Agreement, dated as of December 1, 2002, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.15*	Twelfth Amendment dated September 28, 2010 to the Data License Agreement, dated as of December 1, 2002, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.16*	Fourteenth Amendment dated September 30, 2011 to the Data License Agreement, dated as of December 1, 2002, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.17*	Territory License No. 8, dated December 1, 2011, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.18*	First Amendment dated February 7, 2012 to Territory License No. 8, dated as of December 1, 2011, by and between TeleNav, Inc., NAVTEQ North America, LLC and NAVTEQ Europe B.V.

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: May 7, 2012	By:	/s/ Loren Hillberg
	Name:	Loren Hillberg
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.16.13*	Tenth Amendment dated June 1, 2010 to the Data License Agreement, dated as of December 1, 2002, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.14*	Eleventh Amendment dated September 16, 2010 to the Data License Agreement, dated as of December 1, 2002, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.15*	Twelfth Amendment dated September 28, 2010 to the Data License Agreement, dated as of December 1, 2002, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.16*	Fourteenth Amendment dated September 30, 2011 to the Data License Agreement, dated as of December 1, 2002, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.17*	Territory License No. 8, dated December 1, 2011, by and between TeleNav, Inc., NAVTEQ North America, LLC, and NAVTEQ Europe B.V.

10.16.18*	First Amendment dated February 7, 2012 to Territory License No. 8, dated as of December 1, 2011, by and between TeleNav, Inc., NAVTEQ North America, LLC and NAVTEQ Europe B.V.

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012.